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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): MARCH 9, 2004



                          WESTLAKE CHEMICAL CORPORATION
             (Exact name of registrant as specified in its charter)



              DELAWARE                  333-108982           76-0346924
    (State or other jurisdiction       (Commission         (I.R.S. Employer
          of incorporation)             File Number)      Identification No.)



              2801 POST OAK BOULEVARD, SUITE 600
                        HOUSTON, TEXAS                             77056
           (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (713) 960-9111




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

         The following exhibit is being furnished pursuant to Item 12 of Form 8-K.

         99.1 Press release issued by Westlake Chemical Corporation dated March 9, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 9, 2004, Westlake Chemical Corporation issued a press release with respect to its 2003 fourth quarter and full year earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

         The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Westlake Chemical Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WESTLAKE CHEMICAL CORPORATION

                                                 By:  /s/ Albert Chao
                                                     ---------------------------
                                                     Albert Chao
                                                     President

Date: March 9, 2004

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                                  EXHIBIT INDEX

NO.           DESCRIPTION
---           -----------

99.1 Press release issued by Westlake Chemical Corporation dated March 9, 2004.



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